BERGER SMALL CAP VALUE FUND
SEMI-ANNUAL REPORT
JUNE 30, 1997



TABLE OF CONTENTS

Portfolio Manager's Letter                            2
Schedule of Investments                               5
Statement of Assets and Liabilities                   7
Statement of Operations                               8
Statement of Changes in Net Assets                    9
Notes to Financial Statements                        10
Financial Highlights                                 14

BERGER SMALL CAP VALUE FUND
PORTFOLIO MANAGER'S LETTER

Dear Shareholder,

The Berger Small Cap Value Fund continued to perform quite well in the first half of 1997. The Fund gained 15.47% for Investor Shares* and 15.53% for Institutional Shares versus gains of 20.12%, 20.60% & 10.20% in the DJIA, S&P 500 and Russell 2000 Indices respectively. This relative performance of your Fund, which invests primarily in small companies, was particularly pleasing in light of the continued narrowness of the market. During the first six months of the year, we have seen the largest companies in the market propel S&P 500 and Dow Jones Industrial Average to new highs.

The Russell 2000 Index, a relatively similar stock universe to the issues the Fund typically owns, trailed the S&P 500 by 18.35% in the last 12 months, one of the largest gaps since 1979. Obviously, the disparities in the performance of large capitalization stocks versus small capitalization stocks make the relative performance of your Fund all the more noteworthy.

Of greater importance, however, is historical evidence which suggests that the stock market eventually evens out these disparities which we believe should make the relative investment environment for smaller companies that much more rewarding.

The second reason for our satisfaction with your Fund's performance was the fact that your management continued to emphasize the risk side of the risk/reward equation. This is indicated both by the very low BETA**of .71 for both Investor and Institutional Shares and by the relatively high amount of cash the Fund has maintained. This should serve the Fund in good stead when an inevitable market correction occurs.

RECOGNITION OF VALUE

During the first half 1997, your Fund continued to capitalize on the short-term inefficiencies of the market. Very rewarding investments were made in "yesterday's growth stocks" that had fallen approximately 50%-70% due to short-term problems, were selling at between two and three times cash, had zero or extremely low long-term debt and remained profitable even with the temporary decline within their given industry. When these issues recovered from the market's over-reaction, we were able to sell these issues with gains of up to 100%. Semiconductor equipment manufacturers, Tencor, Teradyne, Electrogas and Silicon Valley Group were examples of this opportunity. Your Fund currently is taking a similar approach with such issues as CP Clare, Robotic Vision Systems, Ppt Vision and Eltron International. The Fund also continues to benefit from the market place finding value in our investments and pursuing mergers. Nellcor
Puritan - Bennett and Bucyrus Erie appreciated over 40% when they entered into agreement to be acquired.

THE SECOND HALF OUTLOOK

The opportunity in the near term for your Fund will revolve around the disparity in recent market performance between small and large companies mentioned earlier. In the short term, the market can be highly inefficient with both positive and negative excesses, but eventually these are corrected. We believe either the large stocks that have driven the popular averages must correct from their current lofty valuations or small stocks must catch up. Either way, we feel confident Berger Small Cap Value will have good relative performances.

If the market suffers a correction, the relatively high cash position should allow us to take advantage of the opportunities created and make new investments in stocks which already have suffered large declines and should have less downside risk. As to the current holdings, the large exposure to banks and thrifts should continue to benefit from relatively stable growth and industry consolidation. The large foreign investment through closed-end funds should be benefited by the long term favorable demographics and low economic base of emerging countries. The frosting on this type of investment comes when measures are taken to remove the discount to net asset value that presently exists. An example of this is GT Global Developing Market Fund management's decision to convert to an open end status by the end of 1997. We believe this alone could lead to an 18% annualized return in the GT Global Developing Market Fund if the fund's net asset value remains unchanged.

Thank you again for your confidence and your investment in the fund.


Bob Perkins
Portfolio Manager
Berger Small Cap Value Fund



* The investor shares returned 10.38% since the date of first public offering, 2/14/97.

** Beta measures the sensitivity of rates of return on a fund to general market movements. Beta is based on historical performance of the trailing 36 months and does not indicate future results.

(DESCRIPTION OF BERGER SMALL CAP VALUE FUND - INVESTOR SHARES PERFORMANCE CHART)
- The following table reflects data presented in a line chart at this point in the Semi-Annual Report to Shareholders. The chart compares the value of shares invested in the Berger Small Cap Value Fund - Investor Shares and Institutional Shares to the Russell 2000 Index and to the Cost of Living Index. The chart is based on an initial investment of $10,000 on October 21, 1987, with all dividends and capital gains reinvested. Also included is a smaller chart reflecting Investor and Institutional Shares Average Annual Total Returns as of June 30, 1997; for 1 year - 34.25% and 34.32%; 3 years - 22.55% and 22.57%; 5 years - 21.36% and 21.37%; and from inception - 15.32% and 15.33%, respectively.


                 Berger Small Cap Value Fund                   Russell            Cost of
   Date       Investor Shares       Institutional Shares     2000 Index         Living Index

10/21/87        $     10,000            $     10,000         $     10,000        $    10,000
12/31/87        $      9,905            $      9,905         $     10,227        $    10,009
12/31/88        $     11,894            $     11,894         $     12,785        $    10,451
12/31/89        $     15,038            $     15,038         $     14,864        $    10,937
12/31/90        $     11,742            $     11,742         $     11,969        $    11,605
12/31/91        $     14,673            $     14,673         $     17,480        $    11,960
12/31/92        $     17,551            $     17,551         $     20,698        $    12,307
12/31/93        $     20,407            $     20,407         $     24,606        $    12,645
12/31/94        $     21,775            $     21,775         $     24,157        $    12,984
12/31/95        $     27,450            $     27,450         $     31,030        $    13,313
12/31/96        $     34,478            $     34,478         $     36,149        $    13,755
6/30/97         $     39,812            $     39,833         $     39,836        $    13,903

Past performance is not predictive of future performance.




                              TOP TEN HOLDINGS AS OF JUNE 30, 1997

                                           % of Net Assets
                                               6/30/97


1.   Knightsbridge Tankers, Ltd.                3.2%
2.   Medford Savings Bank                       3.1%
3.   Imperial Bancorp                           3.0%
4.   Mechanics Savings Bank                     3.0%
5.   Jostens, Inc.                              3.0%
6.   Chieftain International, Inc.              2.9%
7.   Centennial Cellular Corp. Class A          2.8%
8.   CCB Financial Corp.                        2.8%
9.   Ultratech Stepper, Inc.                    2.7%
10.  First Commerce Corp.                       2.6%

BERGER SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 1997

Shares, Units or
Principal Amount                                                 Market Value
                  COMMON STOCK - 87.7%
Auto/Truck - Original Equipment - 3.4%
       160,000      Simpson Industries, Inc.                 $      1,700,000
        30,000      Walbro Corp.                                      607,500
                                                             ----------------
                                                                    2,307,500
                                                             ----------------
Banks - Northeast - 0.1%
         2,000      CFX Corp.*                                         42,000
                                                             ----------------
Banks - Southeast - 5.4%
        25,500      CCB Financial Corp.                             1,864,688
        39,569      First Commerce Corp.                            1,741,036
                                                             ----------------
                                                                    3,605,724
                                                             ----------------
Banks - West - 3.0%
        70,000      Imperial Bancorp*                               2,021,250
                                                             ----------------
Computer - Local Networks - 1.4%
        73,000      ACT Networks*                                     930,750
                                                             ----------------
Computer - Optical Recognition - 2.0%
       115,000      Robotic Vision Systems*                         1,365,625
                                                             ----------------
Computer - Peripheral Equipment - 2.0%
        45,000      Eltron International, Inc.*                     1,338,750
                                                             ----------------
Consumer Products - Miscellaneous - 3.0%
        74,000      Jostens, Inc.                                   1,979,500
                                                             ----------------
Diversified Operations - 2.3%
        75,800      Glatfelter Co.                                  1,516,000
                                                             ----------------
Electronics - Laser Systems/Components - 0.7%
        30,000      Cyberoptics Corp.*                                472,500
                                                             ----------------
Electronics - Semiconductor Equipment - 5.1%
        60,000      Silicon Valley Group, Inc.*                     1,582,500
        80,000      Ultratech Stepper, Inc.*                        1,830,000
                                                             ----------------
                                                                    3,412,500
                                                             ----------------
Electronics - Semiconductor Manufacturing - 2.6%
       110,000      C.P. Clare Corp.*                               1,732,500
                                                             ----------------
Finance-Equity Real Estate Investment Trust - 4.3%
        60,000      IRT Property Co.                                  705,000
        70,000      Summit Property, Inc.                           1,443,750
        48,500      Town & Country Trust                              745,688
                                                             ----------------
                                                                    2,894,438
                                                             ----------------
Finance - Mortgage & Related Services - 0.4%
        10,000      North American Mortgage*                          236,875
                                                             ----------------
Finance - Public Investment Fund-Foreign - 6.9%
        44,900      Emerging Markets Telecom Fund*                    841,875
        45,173      GT Greater Eastern Europe Fund                    784,881
        50,000      Latin America Discovery Fund                      987,500
       148,500      Morgan Stanley Asia-Pacific Fund                1,559,250
        30,200      New Germany Fund                                  475,650
                                                             ----------------
                                                                    4,649,156
                                                             ----------------
Finance - Savings & Loan - 9.3%
        33,000      Commercial Federal Corp.                        1,225,125
       105,000      Mechanics Savings Bank*                         1,981,875
        71,000      Medford Savings Bank                            2,076,750
        50,000      Poncebank                                         965,625
                                                             ----------------
                                                                    6,249,375
                                                             ----------------

Household - Textiles & Furnishings - 2.4%
       135,100      Congoleum Corp. Class A*                 $      1,587,425
                                                             ----------------
Insurance - Multi Line - 1.8%
        40,000      Old Republic International Corp.                1,212,500
                                                             ----------------
Leisure - Products - 1.2%
        20,000      Community Bankshares, Inc.                        802,500
                                                             ----------------
Machine - Tools & Related Products - 0.9%
        90,800      PPT Vision, Inc.*                                 624,250
                                                             ----------------
Machinery - Construction/Mining - 2.0%
       125,000      Bucyrus International, Inc.*                    1,328,125
                                                             ----------------
Media - Cable TV - 2.6%
       147,500      Jones Intercable, Inc.*                         1,714,688
                                                             ----------------
Media - Periodicals - 2.3%
       135,400      Playboy Enterprises Class B*                    1,565,561
                                                             ----------------
Medical - Instruments - 0.9%
        50,000      Idexx Laboratories, Inc.*                         621,875
                                                             ----------------
Medical - Products - 1.9%
        70,000      Nellcor Puritan-Bennett*                        1,268,750
                                                             ----------------
Medical - Wholesale Drug/Sundries - 1.1%
        60,000      Perrigo Co.*                                      750,000
                                                             ----------------
Oil & Gas - Field Services - 2.2%
        50,000      Coflexip ADR*                                   1,506,250
                                                             ----------------
Oil & Gas - Products/Pipeline - 1.5%
       270,000      Kaneb Services, Inc.*                             995,625
                                                             ----------------
Oil & Gas - U.S. Exploration & Production - 5.4%
        90,000      Chieftain International, Inc.*                  1,974,375
        18,000      Pogo Producing Co.                                696,375
        55,000      Seagull Energy Corp.*                             962,500
                                                             ----------------
                                                                    3,633,250
                                                             ----------------
Retail - Mail Order & Direct - 1.1%
        49,800      Blair Corp.                                       715,875
                                                             ----------------
Retail - Restaurants - 0.8%
        30,000      Bob Evans Farms, Inc.                             508,125
                                                             ----------------
Telecommunications - Cellular - 2.8%
       120,000      Centennial Cellular Corp. Class A*              1,905,000
                                                             ----------------
Transportation - Shipping - 4.9%
        78,900      Anangel-American Shipholdings, Ltd. ADR*          769,275
        85,000      Knightsbridge Tankers, Ltd.                     2,146,250
       100,000      M.C. Shipping, Inc.                               375,000
                                                             ----------------
                                                                    3,290,525
                                                             ----------------
                 TOTAL COMMON STOCK (Cost $49,089,631)             58,784,767
                                                             ----------------

                      U.S. GOVERNMENT OBLIGATIONS - 13.6%
  $    680,000      U.S. Treasury Bills due 07/03/97                  679,820
       160,000      U.S. Treasury Bills due 07/10/97                  159,816
       950,000      U.S. Treasury Bills due 07/17/97                  948,083
     2,710,000      U.S. Treasury Bills due 07/24/97                2,701,615
     1,080,000      U.S. Treasury Bills due 07/31/97                1,075,680
     2,230,000      U.S. Treasury Bills due 08/07/97                2,219,296
                                                             ----------------
     1,370,000      U.S. Treasury Bills due 08/14/97                1,361,779
                                                             ----------------
                 TOTAL U.S. GOVERNMENT OBLIGATIONS
                 (Amortized Cost $9,146,089)                        9,146,089
                                                             ----------------

TOTAL INVESTMENTS (Cost $58,235,720)- 101.3%                       67,930,856
OTHER ASSETS, LESS LIABILITIES - (1.3%)                              (884,930)
                                                             ----------------
NET ASSETS - 100%                                            $     67,045,926
                                                             ----------------

* Non-income producing security ADR - American Depository Receipt See notes to financial statements.

BERGER SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1997




ASSETS
Investments at cost                                              $   58,235,720
===============================================================================

Investments at value                                                $67,930,856
Cash                                                                    261,869
Receivables:
    Fund shares sold                                                    146,296
    Dividends                                                            49,001
-------------------------------------------------------------------------------
       Total Assets                                                  68,388,022
-------------------------------------------------------------------------------

Liabilities
Payables:
    Investment securities purchased                                   1,271,920
    Accrued investment advisory fees (Note 2)
47,471
    Accrued expenses                                                     22,705
-------------------------------------------------------------------------------
       Total Liabilities                                              1,342,096
-------------------------------------------------------------------------------

Net Assets                                                          $67,045,926
===============================================================================


Net Asset Value, Offering and Redemption Price Per Share:
    Investor Shares (based on net assets of $26,196,710 and
       1,376,817 shares outstanding)                                $     19.03
===============================================================================
    Institutional Shares (based on net assets of $40,849,216 and
       2,145,087 shares outstanding)                                $     19.04
===============================================================================


See notes to financial statements.

BERGER SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS (UNAUDITED)
For the Six Months Ended June 30, 1997



INVESTMENT INCOME
Income:
     Dividends                                                                              $     253,873
     Interest                                                                                     153,463
------------------------------------------------------------------------------------------------------------
         Total Income                                                                             407,336
------------------------------------------------------------------------------------------------------------
Expenses:
     Investment advisory fees (Note 2)                                                            218,413
     Accounting fees                                                                                7,678
     Legal fees                                                                                    16,845
     Custodian fees                                                                                 8,018
     12b-1 distribution and advertising fees - Investor shares (Note 2)                            11,260
     Transfer agent fees - Investor shares                                                          7,220
     Transfer agent fees - Institutional shares                                                    16,619
     Postage, printing and reports                                                                 17,592
     Insurance & bonds                                                                              2,839
     Registration fees - Investor Shares                                                            1,502
     Registration fees - Institutional Shares                                                      11,968
     Audit fees                                                                                    14,500
     Trustees' fees and expenses                                                                    2,072
     Administrative services (Note 2)                                                               1,927
     Miscellaneous                                                                                  1,650
------------------------------------------------------------------------------------------------------------
         Total Expenses                                                                           340,103
         Less earnings credits (Note 2)                                                            (2,424)
------------------------------------------------------------------------------------------------------------
         Expenses - Net                                                                           337,679
------------------------------------------------------------------------------------------------------------
         Net Investment Income                                                                     69,657
------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on securities and foreign currency transactions                        5,840,058
Net change in unrealized appreciation (depreciation) on securities and foreign
currency transactions                                                                           1,619,546
------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Transactions                                                                                    7,459,604
------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations                             $   7,529,261
============================================================================================================


See notes to financial statements.

BERGER SMALL CAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                            Six Months Ended
                                                                              June 30, 1997             Year Ended
                                                                               (Unaudited)           December 31, 1996

FROM OPERATIONS:
Net investment income (loss)                                                $         69,657        $         224,486
Net realized gain (loss) on securities and foreign
    currency transactions                                                          5,840,058                3,442,492
Net change in unrealized appreciation (depreciation)
    on securities and foreign currency transactions                                1,619,546                3,815,909
-----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting From Operations                    7,529,261                7,482,887
-----------------------------------------------------------------------------------------------------------------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                                                      0                 (208,266)
Net realized gains on investments                                                          0               (3,401,673)
-----------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Distributions to Shareholders                              0               (3,609,939)
-----------------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Proceeds from shares sold                                                         32,196,155                3,119,256
Net asset value of shares issued in reinvestment of dividends                              0                3,359,418
-----------------------------------------------------------------------------------------------------------------------
         Total                                                                    32,196,155                6,478,674
Payments for shares redeemed                                                      (8,720,139)              (6,143,497)
-----------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets Derived From
    Fund Share Transactions                                                       23,476,016                  335,177
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                                 31,005,277                4,208,125
-----------------------------------------------------------------------------------------------------------------------

Net Assets:
    Beginning of period                                                           36,040,649               31,832,524
-----------------------------------------------------------------------------------------------------------------------
    End of period                                                           $     67,045,926        $      36,040,649
=======================================================================================================================
Undistributed net investment income included in the above                   $         85,877        $          16,220
=======================================================================================================================
COMPONENTS OF NET ASSETS:
Capital (par value and paid-in-surplus)                                     $     51,349,024        $      27,873,008
Undistributed net investment income                                                   85,877                   16,220
Undistributed net realized gain from investments                                   5,915,889                   75,831
Unrealized appreciation (depreciation) on investments                              9,695,136                8,075,590
-----------------------------------------------------------------------------------------------------------------------
         Total                                                              $     67,045,926        $      36,040,649
=======================================================================================================================



See notes to financial statements.

BERGER SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Berger Small Cap Value Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund is a series of the Berger Omni Investment Trust, a Massachusetts business trust. Prior to February 14, 1997, the Fund and the Trust were known as The Omni Investment Fund. On February 14, 1997, all of the outstanding shares of the Omni Investment Fund were designated Institutional Shares of the Berger Small Cap Value Fund and a separate class of shares, Investor Shares, were offered. Both classes of shares have identical rights to earnings, assets and voting privileges. The investment objective of the Fund is capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investment Valuation

Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the NASDAQ Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and asked prices. Securities that are traded in the over-the-counter market are valued at the mean between their current bid and asked prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the trustees.

Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required.

Security Gains and Losses

Gains and losses are computed on the identified cost basis for both financial statement and Federal income tax purposes for all securities. Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Investment Transactions and Investment Income

Investment transactions are accounted for on the date investments are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts.

Allocation of Income, Expenses and Gains and Losses

Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the proportion of relative net assets represented by each class as a percentage of the Fund's total net assets. Expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.
Actual results could differ from those estimates.

2. AGREEMENTS

Berger Associates, Inc. ("Berger") renders investment advisory services to the Fund pursuant to an agreement which provides for an investment advisory fee to be paid to Berger at the annual rate of .90 of 1% of the Fund's average daily net assets. Berger has delegated the day-to-day portfolio management of the Fund to Perkins, Wolf & McDonnell (the "Sub-Advisor"). As compensation for services rendered to the Fund, the Sub-Advisor receives a sub-advisory fee from Berger at an annual rate of .9 of 1% of the Fund's average daily net assets up to $75 million; .5 of 1% of average daily net assets between $75 million and $200 million and .2 of 1% of average daily net assets in excess of $200 million. Such fee is accrued daily and paid monthly.

The Fund has entered into an administrative services agreement with Berger. The administrative services agreement provides for an annual fee of .01 of 1% of the average daily net assets of the Fund, computed daily and payable monthly. The Fund has also entered into a recordkeeping and pricing agreement with Investors Fiduciary Trust Company ("IFTC"), who also serves as the Fund's custodian and transfer agent. The recordkeeping and pricing agreement provides for the monthly payment of a base fee plus a fee computed as a percentage of average daily net assets on a total relationship basis with other Berger Funds. IFTC's fees for custody, recordkeeping and pricing, or transfer agency services are subject to reduction by credits earned by the Fund, based on the cash balances of the Fund held by IFTC as custodian or by credits received from directed brokerage transactions. For the six months ended June 30, 1997, the Fund received $2,424 in earnings and brokerage credits and paid IFTC fees (after earnings and brokerage credits) of $29,433 for services rendered.

Effective February 14, 1997, the Fund adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") for the Investor Shares. The Plan provides for the payment to Berger of a 12b-1 fee of .25 of 1% per annum of the Investor Shares' average daily net assets to finance activities primarily intended to result in the sale of the Investor Shares. The Plan provides that such payments will be made to Berger as compensation rather than as reimbursements for actual expenses incurred to promote the sale of shares.

Certain officers and directors of Berger are also officers and/or trustees of the Fund. Trustees who are not affiliated with Berger received trustees' fees from the Fund totaling $2,072 for the six months ended June 30, 1997.

3.  INVESTMENT TRANSACTIONS

PURCHASES AND SALES

Purchases and sales of investment securities during the six months ended June 30, 1997, were $38,402,881 and $21,188,258, respectively. There were no purchases or sales of long-term U.S. Government securities during the period.

At June 30, 1997, net unrealized appreciation of investments of $9,695,136 was comprised of $10,127,243 of gross appreciation (the excess of value over tax cost) and $432,107 of gross depreciation (the excess of tax cost over value).

The Fund may hold certain types of options for the purpose of hedging the portfolio against exposure to market value fluctuations. The use of such instruments may involve certain risks as a result of unanticipated movements in the market. A lack of correlation between the value of such instruments and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for the instrument. Realized gains or losses on these securities are included in Net Realized Gain (Loss) on Securities Transactions in the Statements of Operations. A summary of options transactions for the six months ended June 30, 1997 is as follows:

                                            Number of Contracts          Premiums Received

Options outstanding at January 1, 1997            52                     $      56,866
Options written                                    0                                 0
Options closed                                   (52)                          (56,866)
----------------------------------------------------------------------------------------
Options outstanding at June 30, 1997               0                     $           0
========================================================================================

FEDERAL INCOME TAX STATUS

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for Federal income tax purposes, taxable as ordinary income to shareholders.

The Fund distributes net realized capital gains, if any, to their shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatments for net operating losses and expiring capital loss carryforwards. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis will be reclassified to paid-in-capital.

4.  CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of shares of each class with a par value of $0.01. Transactions in shares of each class for the periods presented were as follows:

                                              Period Ended June 30, 1997 (1)           Year Ended December 31, 1996
                                                  Shares         Amount                   Shares          Amount

Institutional Shares:
     Sold                                          288,382     $   5,041,433               196,908      $    3,119,256
     Dividends and distributions
        reinvested                                       0                 0               203,848           3,359,418
     Redeemed                                     (329,844)       (5,760,078)             (398,665)         (6,143,497)
                                                 ---------     -------------             ---------      --------------
     Net increase (decrease)                       (41,462)    $    (718,645)                2,091      $      335,177
                                                 =========     =============             =========      ==============
Investor Shares:
     Sold                                        1,538,453     $  27,154,722
     Dividends and distributions
        reinvested                                       0                 0
     Redeemed                                     (161,636)       (2,960,061)
                                                 ---------     -------------
     Net increase                                1,376,817     $  24,194,661
                                                 =========     =============


(1) Represents the six months ended June 30, 1997 for the Institutional Shares and for the period from February 14, 1997 (inception of offering) to June 30, 1997 for the Investor Shares.

5.   LINE OF CREDIT

Subsequent to June 30, 1997, the Fund, along with certain other Berger Funds, entered into an ongoing agreement with certain banks which allows the Berger Funds, collectively, to borrow up to $150 million for temporary or emergency purposes. In connection with the establishment of the line-of-credit, the Fund paid $323  representing  its  pro-rata  share of the  origination  fee  totaling
$15,000.   Since  the  line-of-credit  was  established,   there  have  been  no
borrowings.

6.  CHANGE OF FISCAL YEAR AND INDEPENDENT AUDITORS

Effective April 11, 1997, the trustees of Berger Omni Investment Trust changed the fiscal year end for the Fund from December 31 to September 30, and appointed Price Waterhouse LLP as independent auditors for the fiscal year ended September 30, 1997.

7.  OTHER MATTERS

A special meeting of shareholders of the Fund was held on February 13, 1997, at which shareholders approved a number of actions which facilitated the Fund becoming part of the Berger Funds family of mutual funds. The actions approved included the following:

(a) election of ten new individuals as trustees of the Trust, each who also serve as trustees of other Berger Funds;

(b) approval of a new Investment Advisory Agreement with Berger Associates, Inc. ("Berger"), pursuant to which the Fund will pay Berger a fee at the annual rate of 0.90% of the Fund's average daily net assets for its services;

(c) approval of a new Sub-Advisory Agreement between Berger and Perkins, Wolf, McDonnell & Company ("PWM"), pursuant to which Berger will pay PWM a fee at the annual rate of 0.90% of the first $75 million of average daily net assets of the Fund, 0.50% of the next $125 million, and 0.20% of any amount in excess of $200 million for sub-advisory services.

(d) approval of amendments to the Trust's Declaration of Trust to permit the establishment of multiple classes of shares.

BERGER SMALL CAP VALUE FUND
INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS

                                                       For a Share Outstanding Throughout the Period Ended

                                            June 30, 1997                                 December 31,
                                             (Unaudited)        1996           1995          1994          1993          1992




                                       10




Net asset value,
    beginning of period                      $    16.48      $  14.57      $   12.75      $  13.99      $  13.39      $  11.39
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
    Net investment income (loss)                   0.02          0.12           0.09         (0.01)         0.03          0.09
    Net realized and unrealized
    gain (loss) on investments                     2.54          3.62           3.23          0.91          2.14          2.14
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   2.56          3.74           3.32          0.90          2.17          2.23
--------------------------------------------------------------------------------------------------------------------------------
Dividends:
    Dividends from net investment
    income                                         0.00         (0.11)         (0.09)         0.00         (0.03)        (0.10)
    Dividends from net realized gain
    on investments                                 0.00         (1.72)         (1.41)        (2.14)        (1.54)        (0.13)
--------------------------------------------------------------------------------------------------------------------------------
Total dividends                                    0.00         (1.83)         (1.50)        (2.14)        (1.57)        (0.23)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
    end of period                            $    19.04      $  16.48      $   14.57      $  12.75     $   13.99      $  13.39
================================================================================================================================
Total Return (%)                                  15.53         25.58          26.07          6.74         16.25         19.59
================================================================================================================================
Ratios/Supplemental Data:
Total net assets, end of
    period (in thousands)                    $   40,849      $ 36,041      $  31,833      $ 18,270   $    16,309      $ 14,007

Ratios to average net assets (%):
    Expenses                                       1.44*~        1.48           1.64          1.43           1.31         1.41
    Net investment income (loss)                   0.24~         0.69           0.64         (0.04)        0.18           0.73
Portfolio turnover rate (%)                          50            69             90           125           108           105
Average commission rate                      $   0.0562      $ 0.1015              -             -             -             -



*   Ratio reflects total expenses, including fees offset by earnings credits.
~   Annualized.

See notes to financial statements.

BERGER SMALL CAP VALUE FUND
INVESTOR SHARES
FINANCIAL HIGHLIGHTS (UNAUDITED)
FOR A SHARE OUTSTANDING
THROUGHOUT  THE PERIOD FROM FEBRUARY 14, 1997
(INCEPTION  OF OFFERING)THROUGH JUNE 30, 1997




Net asset value, beginning of period                         $      17.24
---------------------------------------------------------------------------
Income (loss) from investment operations:
    Net investment income (loss)                                     0.02
    Net realized and unrealized gain (loss) on investments           1.77
---------------------------------------------------------------------------
Total from investment operations                                     1.79
---------------------------------------------------------------------------
Dividends:
    Dividends from net investment income                             0.00
    Dividends from net realized gain on investments                  0.00
---------------------------------------------------------------------------
Total dividends                                                      0.00
---------------------------------------------------------------------------
Net asset value, end of period                               $      19.03
===========================================================================
Total Return (%)                                                    10.38
===========================================================================
Ratios/Supplemental Data:
Total net assets, end of period (in thousands)               $     26,197
Ratios to average net assets (%):
    Expenses*~                                                       1.40
    Net investment income (loss)~                                    0.52
Portfolio turnover rate (%)                                            50
Average commission rate                                      $      .0562


*   Ratio reflects total expenses, including fees offset by earnings credits.
~   Annualized.


See notes to financial statements.

                    TRUSTEES OF BERGER OMNI INVESTMENT TRUST

                   MICHAEL OWEN, CHAIRMAN * DENNIS E. BALDWIN
      WILLIAM M.B. BERGER * LOUIS R. BINDNER, P.E. * KATHERINE A. CATTANACH
            LUCY BLACK CREIGHTON * PAUL R. KNAPP * GERARD M. LAVIN *
                     HARRY T. LEWIS, JR. * WILLIAM SINCLAIRE


                                    OFFICERS:


                                 GERARD M. LAVIN
                                    President


                                  KEVIN R. FAY
                     Vice President, Secretary and Treasurer


                                 CRAIG D. CLOYED
                                 Vice President


                                JANICE M. TEAGUE
                               Assistant Secretary


                                DAVID J. SCHULTZ
                               Assistant Treasurer


                               INVESTMENT ADVISOR
                             Berger Associates, Inc.
                                  P.O. Box 5005
                             Denver, Colorado 80217
                        1-303-329-0200 or 1-800-333-1001

                                THE BERGER FUNDS
                       Together we can move mountains.(TM)

                         (C)1997 Berger Associates, Inc.